SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2000

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        1-3480                  41-0423660
(State of Incorporation)             (Commission              (IRS Employer
                                     File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.
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               On November 20, 2000, MDU Resources Group, Inc. (the "Company")
sold to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington") 246,532 shares of Company common stock, par value $1.00 per share (the "Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Rights") at an average purchase price of $27.9862 per share, for a total purchase price of $6,899,491, pursuant to a Purchase Agreement by and between the Company and Acqua Wellington, dated November 20, 2000. The Company received proceeds from this sale of $6,899,491 and estimates its expenses relating thereto to be $32,500. The Shares and the Rights are registered under The Securities Act of 1933, as amended, on Form S-3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

               (c)  Exhibits.

                         99.  Purchase Agreement, dated November 20, 2000.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 20, 2000

                                        MDU RESOURCES GROUP, INC.


                                        By: /s/ Vernon A. Raile
                                           ------------------------------------
                                                     Vernon A. Raile
                                               Vice President, Controller and
                                                  Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit Number                     Description of Exhibit
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     99                       Purchase Agreement, dated November 20, 2000